SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15d of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 8, 1999

                             STERLING SUGARS, INC.
                             ---------------------

              (Exact name of registrant as specified in charter)

       Delaware                      0-1287                  72-0327950
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       (State or other      (Commission File Number)        (IRS employer
       jurisdiction of                                   identification No.)
       incorporation)


       P. O. Box 572        Franklin, Louisiana                   70538
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       (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number including area code   (318) 828 0620

                                                           --------------
       (Former name or former address, if changed since
        last report)                                       Not applicable
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    ITEM 4: CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

         At the Company's Board of Directors meeting on February 8, 1999 the Board appointed the accounting firm of Broussard, Poche, Lewis & Breaux, LLP as independent accountants for the Registrant for 1999. The work of LeGlue & Company was terminated at that time.

         During the two most recent fiscal years and the interim periods subsequent to July 31, 1998, there have been no disagreements with LeGlue & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

         LeGlue's report on the financial statements for the past two years contained no adverse opinion or disclaimer and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Registrant has requested that LeGlue & Company furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of LeGlue & Company's letter to the SEC, dated March 8, 1999, is filed as Exhibit 16 to Form 8-K.





                                  SIGNATURES

    Pursuant to the requirements of the Securties Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                             Sterling Sugars, Inc.

    Date: March 8, 1999                   By:
                                              ---------------------------
                                              Vice President & Treasurer

    Date: March 8, 1999                   By:
                                              ---------------------------
                                              President & CEO


















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